AMERICAN CENTURY MUTUAL FUNDS, INC.

Prospectus Supplement

GIFTRUST

SUPPLEMENT DATED JULY 1, 1999 * PROSPECTUS DATED MARCH 1, 1999

Effective July 1, the following replaces the paragraph under "How to Invest in Giftrust -- By telephone -- Open an account" in the chart on page 9 of the Prospectus.

A Giftrust account must be established in writing with an initial gift of at least $2,500. Call us for a Giftrust Kit.


SH-SPL-17144   9906